Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Veridien Climate Action ETF (CLIA)

(the “Fund”)

Supplement dated August 5, 2024

to the Summary Prospectus dated November 27, 2023, and to each of the Prospectus and the Statement of Additional Information (“SAI”) dated April 21, 2023,

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that the Fund could not conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Tidal’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

In addition, the Fund’s sub-adviser, Veridien Global Investors LLC (the “Sub-Adviser”), is experiencing financial difficulties, which has led to the resignation of the Sub-Adviser’s Chief Investment Officer, who was one of the Fund’s portfolio managers. In light of her resignation, the Adviser and the Sub-Adviser have determined that the Fund’s portfolio could not be effectively managed in accordance with the Fund’s registration statement and, therefore, the Fund’s investment portfolio has been liquidated and transitioned to cash. As a result of these circumstances the Adviser and Sub-Adviser have determined that the liquidation of the Fund is advisable and in the best interests of the Fund and its shareholders.

Resignation of Portfolio Manager

Effective August 2, 2024, Ariane Mahler has resigned from her position as Chief Investment Officer of the Sub-Adviser. Ms. Mahler was also a portfolio manager to the Fund. As such, all references to Ms. Mahler are removed throughout the Summary Prospectus, Prospectus, and SAI.

Liquidation

In preparation for the liquidation, shares of the Fund will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on August 16, 2024 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from August 16, 2024 through August 20, 2024 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Fund at (888) 318-0133.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.